UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2025
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1333 Butterfield Road, Downers Grove, Illinois
(Address of principal executive offices)
60515
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
As previously reported in the Current Report on Form 8-K filed by Federal Signal Corporation, a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on September 25, 2025, the Company entered into an Equity Purchase Agreement (the “Purchase Agreement”) with McLaughlin Family Companies Inc., an Iowa corporation, and Scranton Manufacturing Company LLC, a Delaware limited liability company following its conversion from an Iowa corporation (“New Way”).
On November 25, 2025, pursuant to the terms and conditions of the Purchase Agreement, the Company completed the acquisition of all of the outstanding equity interests of New Way for an initial purchase price of $396 million, which is subject to certain closing and post-closing adjustments (the “Acquisition”). The Company also paid additional consideration of $30 million for New Way’s manufacturing facilities and associated real estate rights in Iowa and Mississippi.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 25, 2025.
Additionally, a copy of the press release issued by the Company in relation to the closing of the Acquisition is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
10.1
Equity Purchase Agreement, dated as of September 24, 2025, by and among Federal Signal Corporation, Scranton Manufacturing Company Inc. and McLaughlin Family Companies Inc. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 25, 2025.

	99.1	Federal Signal Corporation Press Release, dated November 26, 2025.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: December 1, 2025	By:	/s/ Ian A. Hudson
Ian A. Hudson, Senior Vice President and Chief Financial Officer